TRADE AND AMOUNTS RECEIVABLE (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
TRADE AND AMOUNTS RECEIVABLE (Details)
Trade Accounts Receivable	$ 5,565	$ 254
Allowance For Expected Credit Losses	(1,252)	0
Hst Receivable	259	459
Other Receivables	752	209
Total	$ 5,324	$ 922